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                                                                   Exhibit 10.22

                        AMENDMENT NO. 6 dated as of April 24, 2003 to the Credit, Security, Guaranty and Pledge Agreement dated as of September 25, 2000 among Lions Gate Entertainment Corp. and Lions Gate Entertainment Inc. (together, the "Borrowers"), the Guarantors named therein, the Lenders referred to therein, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Administrative Agent and as Issuing Bank for the Lenders (the "Agent"), National Bank of Canada as Canadian Facility Agent and Dresdner Bank AG as Syndication Agent (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement").

                             INTRODUCTORY STATEMENT

      The Lenders have made available to the Borrowers a credit facility pursuant to the terms of the Credit Agreement.

      The Borrowers have notified the Lenders and the Agent that they desire to refinance the existing mortgages on their Vancouver studio facility with the Bank of Montreal.

      The Borrowers have notified the Lenders and the Agent that Lions Gate Films Corp. intends to sell its Equity Interest in Locatrak Inc.

      The Borrowers have notified the Lenders and the Agent that Lions Gate Entertainment Corp. ("LGEC") desires to issue additional shares of its common stock pursuant to a Registration Statement on Form S-2 (the "Issuance") and that it may use the net proceeds of the Issuance to repurchase all or a portion of its Series A Preferred Shares.

      Therefore, the parties hereto hereby agree as follows:

      Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

      Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:


      (A) Section 6.1 of the Credit Agreement is hereby amended by adding the following clause (m) at the end thereof that reads as follows:

      "(m) Indebtedness to the Bank of Montreal in an amount no greater than C$30,000,000 which Indebtedness shall refinance the existing Indebtedness to the Bank of Montreal listed on Schedule 6.1 hereto provided, that (i) either (x) such Indebtedness is recourse only to the Lions Gate Vancouver studio listed on Schedule 3.24 hereto or (y) the Credit Party who is the borrower of such Indebtedness is treated as an Unrestricted Subsidiary for purposes of Sections 6.4, 6.5, 6.7 and 6.12 hereof and (ii) any additional proceeds of such Indebtedness remaining after the existing Indebtedness to the Bank of Montreal is
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      refinanced is paid to a Credit Party and provided, further, that such
      Indebtedness is otherwise on terms and conditions acceptable to the Administrative Agent."

      (B) Section 6.2 of the Credit Agreement is hereby amended by adding the following clause (s) at the end thereof that reads as follows:

      "(s) Liens to secure the Indebtedness permitted by Section 6.1(m) hereof provided that such Liens are limited solely to the Lions Gate Vancouver studio listed on Schedule 3.24 hereto."

      (C) Section 6.3 of the Credit Agreement is hereby amended by adding the following clause (viii) at the end thereof that reads as follows:

      "(viii) a Guarantee by Lions Gate Entertainment Corp. guaranteeing the Indebtedness permitted by Section 6.1(m) hereof provided that such Guarantee is limited to an amount no greater than C$15,000,000 and is otherwise on terms and conditions acceptable to the Administrative Agent."

      (D) Section 6.5 of the Credit Agreement is hereby amended by adding the following clause (ix) at the end thereof that reads as follows:

      "(ix) payments of up to the lesser of (x)U.S.$20,000,000 and (y) U.S.$5,000,000 less than the proceeds received by LGEC from the Issuance (net of underwriting discount and offering expenses), made by LGEC to repurchase all or a portion of its Series A Preferred Shares using net proceeds from the Issuance provided that at the time of such payment no Default or Event of Default shall have occurred and be continuing."

      (E) Section 6.7(a) of the Credit Agreement is hereby amended by adding the following clause at the end of the proviso at the end thereof that reads as follows:

      "or issuing new common shares."


      Section 3. Consent. The Borrowers have requested that the Agent and the Lenders consent to a waiver of compliance by the Credit Parties with (i) Section 2.8(b) which states that the Commitments be reduced in an amount equal to 100% of all Net Cash Proceeds (other than certain listed exceptions) received by any Credit Party from any sale or disposition of any asset pursuant to Section 6.7(iv) of the Credit Agreement and (ii) Section 2.11(c) which states that all such Net Cash Proceeds be used to prepay the Loans. At the request of the Borrowers, each Lender by its signature hereto hereby waives the requirements of Sections 2.8(b) and 2.11(c) in connection with the Net Cash Proceeds from the sale of Lions Gate Films Corp's Equity Interest in Locatrak Inc. in accordance with the Share Purchase Agreement between Lions Gate Films Corp. and Christal Films Distribution Inc. and to which Locatrak Inc. and Rentrak Corporation intervene made and entered into on April 10, 2003 with an effective date of April 1, 2003.


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      Section 4. Conditions to Effectiveness. The effectiveness of this
Amendment is subject to the satisfaction of all of the following conditions precedent (the date on which all such conditions have been satisfied being herein called the "Effective Date"):

      (A) the receipt by the Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers, each Guarantor, the Agent and the Required Lenders;

      (B) the payment of all fees and expenses (including, without limitation, fees and disbursements of counsel and consultants retained by the Agent) due and payable by any Credit Party to the Agent and/or the Lenders; and

      (C) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.

      Section 5. Representations and Warranties. Each Credit Party represents and warrants that:

      (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

      (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

      Section 6. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

      Section 7. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.

      Section 8. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

      Section 9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


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      Section 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

      Section 11. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

      Section 12. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.


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      IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above:

                                 BORROWERS:

                                 LIONS GATE ENTERTAINMENT CORP.
                                 LIONS GATE ENTERTAINMENT INC.


                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                 GUARANTORS:

                                 LIONS GATE FILMS CORP.
                                 LIONS GATE FILMS INC.
                                 LIONS GATE MUSIC CORP.
                                 LIONS GATE FILMS PRODUCTION CORP./PRODUCTIONS
                                   FILMS LIONS GATE S.A.R.F.
                                 LIONS GATE TELEVISION CORP.
                                 408376 B.C. LIMITED
                                 LIONS GATE STUDIO MANAGEMENT LTD.
                                 LIONS GATE TELEVISION INC.
                                 LIONS GATE RECORDS
                                 CINEPIX FILMS INC./FILMS CINEPIX INC.
                                 CINEPIX ANIMATION INC./ANIMATION CINEPIX INC. PRISONER OF LOVE PRODUCTIONS CORP.
                                 PSYCHO PRODUCTIONS SERVICES CORP.
                                 AM PSYCHO PRODUCTIONS, INC.
                                 SHUTTERSPEED PRODUCTIONS CORP.
                                 HIGHER GROUND PRODUCTIONS CORP.
                                 M WAYS PRODUCTIONS CORP.
                                 HIGH CONCEPT PRODUCTIONS INC.
                                 LG PICTURES INC.
                                 CIVIL PRODUCTIONS, INC.
                                 TRIMARK MUSIC, INC.
                                 FRAILTY PRODUCTIONS, INC.
                                 DEAD ZONE PRODUCTION CORP.
                                 TERRESTRIAL PRODUCTIONS CORP.
                                 TRACKER PRODUCTIONS CORP.
                                 VOID PRODUCTIONS CORP.
                                 PRESSURE PRODUCTIONS CORP.
                                 MONSTER PRODUCTIONS, INC.
                                 PROFILER PRODUCTIONS CORP.


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                                 M WAYS II PRODUCTIONS CORP.
                                 HYPERCUBE PRODUCTIONS CORP.
                                 ATTRACTION PRODUCTIONS LLC
                                 CONFIDENCE PRODUCTIONS, INC.
                                 BLUE PRODUCTIONS INC.
                                 SHATTERED PRODUCTIONS INC./LES PRODUCTIONS
                                   SHATTERED INC.
                                 WRITERS ON THE WAVE, INC.
                                 MISSING PRODUCTIONS CORP.
                                 PLANETARY PRODUCTIONS LLC


                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                 LENDERS:

                                 JPMORGAN CHASE BANK (formerly known as the
                                 Chase Manhattan Bank), individually and as Administrative Agent


                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:


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                                 NATIONAL BANK OF CANADA
                                 individually and as Canadian Agent


                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                 DRESDNER KLEINWORT BENSON BANK AG


                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                 UNION BANK OF CALIFORNIA, N.A.


                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                 BNP PARIBAS


                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:

                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                 WESTLB AG (formerly Westdeutsche Landesbank
                                 Girozentrale), NEW YORK BRANCH

                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:


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                                 THE BANK OF NOVA SCOTIA


                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                 FLEET NATIONAL BANK


                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                 U.S. BANK NATIONAL ASSOCIATION


                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                 VEREINS-UND WESTBANK AG


                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:

                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                 DEXIA BANQUE INTERNATIONALE A LUXEMBOURG


                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:


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                                 MIZUHO CORPORATE BANK, LTD.


                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                 ISRAEL DISCOUNT BANK OF NEW YORK


                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                 NATEXIS BANQUES POPULAIRES


                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:

                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                 FAR EAST NATIONAL BANK


                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                 COMERICA BANK - CALIFORNIA


                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:


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                                 JPMORGAN CHASE BANK,
                                   TORONTO BRANCH

                                 By:
                                    ----------------------------------
                                    Name:
                                    Title:


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